Derivative Financial Instruments	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
Derivative Financial Instruments

Commodity Derivatives

NGL and natural gas prices are volatile and are impacted by changes in fundamental supply and demand, as well as market uncertainty, availability of NGL transportation and fractionation capacity and a variety of additional factors that are beyond the Partnership’s control. The Partnership’s profitability is directly affected by prevailing commodity prices primarily as a result of processing or conditioning at its own or third-party processing plants, purchasing and selling or gathering and transporting volumes of natural gas at index-related prices and the cost of third-party transportation and fractionation services. To the extent that commodity prices influence the level of natural gas drilling by the Partnership’s producer customers, such prices also affect profitability. To protect itself financially against adverse price movements and to maintain more stable and predictable cash flows so that the Partnership can meet its cash distribution objectives, debt service and capital plans, the Partnership executes a strategy governed by its risk management policy. The Partnership has a committee comprised of senior management that oversees risk management activities, continually monitors the risk management program and adjusts its strategy as conditions warrant. The Partnership enters into certain derivative contracts to reduce the risks associated with unfavorable changes in the prices of natural gas and NGLs. Derivative contracts utilized are swaps traded on the OTC market and fixed price forward contracts. The risk management policy does not allow the Partnership to take speculative positions with its derivative contracts.

To mitigate its cash flow exposure to fluctuations in the price of NGLs, the Partnership has entered into derivative financial instruments relating to the future price of NGLs and crude oil. The Partnership currently manages the majority of its NGL price risk using direct product NGL derivative contracts. The Partnership enters into NGL derivative contracts when adequate market liquidity exists and future prices are satisfactory. A portion of the Partnership’s NGL price exposure is managed by using crude oil contracts. In periods where NGL prices and crude oil prices are not consistent with the historical relationship, the crude oil contracts create increased risk and additional gains or losses. The Partnership may settle its crude oil contracts prior to the contractual settlement date in order to take advantage of favorable terms and reduce the future exposure resulting from the less effective crude oil contracts. Based on its current volume forecasts, the majority of its derivative positions used to manage the future commodity price exposure are expected to be direct product NGL derivative contracts.

To mitigate its cash flow exposure to fluctuations in the price of natural gas, the Partnership primarily utilizes derivative financial instruments relating to the future price of natural gas and takes into account the partial offset of its long and short gas positions resulting from normal operating activities.

As a result of its current derivative positions, the Partnership has mitigated a portion of its expected commodity price risk through the fourth quarter of 2017. The Partnership would be exposed to additional commodity risk in certain situations such as if producers under deliver or over deliver product or when processing facilities are operated in different recovery modes. In the event the Partnership has derivative positions in excess of the product delivered or expected to be delivered, the excess derivative positions may be terminated.

Management conducts a standard credit review on counterparties to derivative contracts, and has provided the counterparties with a guaranty as credit support for its obligations. A separate agreement with certain counterparties allows MarkWest Liberty Midstream to enter into derivative positions without posting cash collateral. The Partnership uses standardized agreements that allow for offset of certain positive and negative exposures (“master netting arrangements”) in the event of default or other terminating events, including bankruptcy.

The Partnership records derivative contracts at fair value in the Consolidated Balance Sheets and has not elected hedge accounting or the normal purchases and normal sales designation (except for electricity and certain other qualifying contracts, for which the normal purchases and normal sales designation has been elected). The Partnership’s accounting may cause volatility in the Consolidated Statements of Income as the Partnership recognizes in current earnings all unrealized gains and losses from the changes in fair value of derivatives. The Partnership makes a distinction between realized or unrealized gains and losses on derivatives. During the period when a derivative contract is outstanding, we record changes in the fair value of the derivative as an unrealized gain or loss. When a derivative contract matures or is settled, we reverse the previously recorded unrealized gain or loss and record the realized gain or loss of the contract.

Volume of Commodity Derivative Activity

As of December 31, 2016, the Partnership had the following outstanding commodity contracts that were executed to manage the cash flow risk associated with future sales of NGLs:

Derivative contracts not designated as hedging instruments	Financial Position	Notional Quantity (net)
Crude Oil (bbl)	Short	36,500
Natural Gas (MMBtu)	Long	297,017
NGLs (gal)	Short	64,211,702

Embedded Derivatives in Commodity Contracts

The Partnership has a commodity contract with a producer customer in the Southern Appalachian region that creates a floor on the frac spread for gas purchases of 9,000 Dth/d. The commodity contract is a component of a broader regional arrangement that also includes a keep-whole processing agreement. For accounting purposes, these contracts have been aggregated into a single contract and are evaluated together. In February 2011, the Partnership executed agreements with the producer customer to extend the commodity contract and the related processing agreement from March 31, 2015 to December 31, 2022, with the producer customer’s option to extend the agreement for two successive five year terms through December 31, 2032. The purchase of gas at prices based on the frac spread and the option to extend the agreements have been identified as a single embedded derivative, which is recorded at fair value. The probability of renewal is determined based on extrapolated pricing curves, a review of the overall expected favorability of the contracts based on such pricing curves, and assumptions about the counterparty’s potential business strategy decision points that may exist at the time the counterparty would elect whether to renew the contract. The changes in fair value of this embedded derivative are based on the difference between the contractual and index pricing, the probability of the producer customer exercising its option to extend and the estimated favorability of these contracts compared to current market conditions. The changes in fair value are recorded in earnings through Purchased product costs in the Consolidated Statements of Income. As of December 31, 2016 and 2015, the estimated fair value of this contract was a liability of $54 million and $31 million, respectively.

During the years ended December 31, 2016 and 2015, the Partnership had a commodity contract that allowed for the Partnership to fix a component of the utilities cost to an index price on electricity at a plant location in the Southwest Operations which expired as of December 31, 2016. Changes in the fair value of the derivative component of this contract were recognized as Cost of revenues in the Consolidated Statements of Income. As of December 31, 2015, the estimated fair value of this contract was a liability of $1 million.

Financial Statement Impact of Derivative Contracts

Certain derivative positions are subject to master netting agreements, therefore the Partnership has elected to offset derivative assets and liabilities that are legally permissible to be offset. As of December 31, 2016 and 2015, there were no derivative assets or liabilities that were offset in the Consolidated Balance Sheets. The impact of the Partnership’s derivative instruments on its Consolidated Balance Sheets is summarized below:

(In millions)	December 31, 2016		December 31, 2015
Derivative contracts not designated as hedging instruments and their balance sheet location	Asset	Liability	Asset	Liability
Commodity contracts(1)
Other current assets / other current liabilities	$—	$(13)	$9	$(5)
Other noncurrent assets / deferred credits and other liabilities	—	(47)	—	(27)
Total	$—	$(60)	$9	$(32)

(1)	Includes embedded derivatives in commodity contracts as discussed above.

In the table above, the Partnership does not offset a counterparty’s current derivative contracts with the counterparty’s non-current derivative contracts, although the Partnership’s master netting arrangements would allow current and non-current positions to be offset in the event of default. Additionally, in the event of a default, the Partnership’s master netting arrangements would allow for the offsetting of all transactions executed under the master netting arrangement. These types of transactions may include non-derivative instruments, derivatives qualifying for scope exceptions, receivables and payables arising from settled positions and other forms of non-cash collateral (such as letters of credit).

The impact of the Partnership’s derivative contracts not designated as hedging instruments and the location of gain or (loss) recognized in the Consolidated Statements of Income is summarized below:

	December 31,
(In millions)	2016	2015
Product sales
Realized gain	$2	$4
Unrealized loss	(15)	(1)
Total revenue: derivative (loss) gain from product sales	(13)	3
Purchased product costs
Realized loss	(5)	—
Unrealized (loss) gain	(22)	5
Total purchased product costs: derivative (loss) gain from product purchases	(27)	5
Cost of revenues
Realized loss	(3)	—
Unrealized gain	1	—
Total cost of revenues: derivative loss from cost of revenues	(2)	—
Total derivative (losses) gains	$(42)	$8